EXHIBIT 99.3

Mazzal Holding Corp., Inc.

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information and related notes present the historical consolidated financial information of Mazzal Holding Corp. (the “Company,” “Mazzal”, “we,” “us,” and “our”), Global ITS, Inc. (“Global”) and Global’s wholly owned subsidiary Znergy, Inc. (“Znergy”) after giving effect to the acquisition of Global on October 26, 2015. The unaudited pro forma combined financial information gives effect to the acquisition of Global based on the assumptions, reclassifications, and adjustments described in the accompanying notes to the unaudited pro forma combined financial information.

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 combine our historical consolidated statements of operations with Global’s historical consolidated statements of operations, and have been prepared as if the acquisition occurred on January 1, 2014. The historical financial information is adjusted in the unaudited pro forma consolidated statements of operations to give effect to pro forma events, if any that are (1) directly attributable to the acquisition of Global, (2) factually supportable, and (3) expected to have a continuing impact on the combined results.

The unaudited pro forma financial statements are not necessarily indicative of or intended to represent the results that would have been achieved had the transaction been consummated as of the dates indicated or that may be achieved in the future. The actual results reported by the combined company in the periods following the acquisition may differ significantly from those reflected in these unaudited pro forma combined financial information for a number of reasons, including, but not limited to, cost savings, synergies from operating efficiencies, and the effect of incremental costs incurred to integrate the two companies.

The unaudited pro forma combined financial information should be read in conjunction with our historical consolidated financial statements and accompanying notes included in our Annual Report on Form 10-K for the year ended December 31, 2014 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015. The unaudited pro forma combined financial information should also be read in conjunction with the historical financial statements of Znergy, Inc. for the years ended December 31, 2014 and 2013, and the six months ended June 30, 2015 and 2014, and the historical consolidated financial statements of Global for the period ended September 30, 2015, which are contained in this Form 8-K/A.

MAZZAL HOLDING CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015

	HISTORICAL
	MAZZAL INC.	GLOBAL ITS, INC.
	September 30,	September 30,	Pro Forma		Pro Forma
	2015	2015	Adjustments	AJE	Combined
ASSETS

CURRENT ASSETS
Cash	$1,258	$100			$1,358
Other current assets	100,000	-			100,000
Total current assets	101,258	100			101,358

Real Estate	2,350,000	-			2,350,000
Intangible assets	-	5,595			5,595
					-
TOTAL ASSETS	$2,451,258	$5,695			$2,456,953

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$20,500	$-			$20,500
Accounts payable - related party	-	7,222			7,222
Accrued expenses	4,000	-			4,000
Loans payable - related parties	427,822	-			427,822
Total current liabilities	452,322	7,222			459,544

LONG TERM DEBT
Bank loan	385,000	-			385,000
					-
TOTAL LIABILITIES	837,322	7,222			844,544

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
Preferred stock, $.0001 par value, 100,000,000 shares authorized,
none issued and outstanding	-	-			-
Common stock, $0.0001 par value, 500,000,000 shares
authorized; 330,000,000 shares issued and outstanding	21,000	24,000	$(12,000)	1,2	33,000
Additional paid-in-capital	1,621,200	822	5,973,651	1,2	7,595,673
Accumulated deficit	(28,264)	(26,349)	(5,961,651)	1,2	(6,016,264)
Total stockholders' deficit	1,613,936	(1,527)	-		1,612,409

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,451,258	$5,695	$-		$2,456,953

The accompanying notes are an integral part of these proforma financial statements

MAZZAL HOLDING CORP.
PRO FORMA  INCOME STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

	HISTORICAL
	MAZZAL, INC.	ZNERGY INC.	GLOBAL ITS, INC.
	Nine Months Ending	Six Months Ending	Inception through
	September 30,	June 30,	September 30,	Pro Forma		Pro Forma
	2015	2015	2015	Adjustments	AJE	Combined

Revenue	$25,900	$-	$-	$-		$25,900

Cost of revenue	-	-	-			-

Gross profit	25,900	-	-			25,900

Selling, general and administrative expenses	11,563	2,450	26,349			40,362

Net income (loss) before income taxes	14,337	(2,450)	(26,349)			(14,462)

Purchased research and development	-	-	-	(5,988,000)	1, 2	(5,988,000)

Net income (loss)	$14,337	$(2,450)	$(26,349)	$(5,988,000)		$(6,002,462)

Outstanding shares						330,000,000

Net income (loss) per share						$(0.02)

The accompanying notes are an integral part of these proforma financial statements

MAZZAL HOLDING CORP.
PRO FORMA  INCOME STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014

	HISTORICAL
	MAZZAL, INC.	ZNERGY INC.	GLOBAL ITS, INC.
	Year Ending	Year Ending	Through
	December 31,	December 31,	December 31,	Pro Forma		Pro Forma
	2014	2014	2014	Adjustments	AJE	Combined

Revenue	$-	$-	$-	$-		$-

Cost of revenue	-	-	-			-

Gross profit	-	-	-			-

Selling, general and administrative expenses	16,691	1,700	-			18,391

Loss from operations	(16,691)	(1,700)	-			(18,391)

Interest income	9

Purchased research and development	-	-	-	(5,988,000)	1, 2	(5,988,000)

Net income (loss)	$(16,682)	$(1,700)	$-	$(5,988,000)		$(6,006,391)

Outstanding shares						320,000,000

Net income (loss) per share						$(0.02)

The accompanying notes are an integral part of these proforma financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of September 30, 2015, and statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 combine our historical consolidated statements of operations with Global’s historical combined statements of operations, and have been prepared as if the acquisition occurred on January 1, 2014. The financial information for Global and Znergy is prepared using accounting principles generally accepted in the United States of America. Zynergy was acquired by Global on July 2, 2015. The historical financial information is adjusted in the unaudited pro forma combined balance sheet and statements of operations to give effect to pro forma events that are (1) directly attributable to the acquisition of Global, (2) factually supportable, and (3) expected to have a continuing impact on the combined results. The acquisition of Global will be reflected in our Form 10-K filing for the period ended December 31, 2015.

The Global acquisition is being accounted for under the provisions of Accounting Standards Codification 805, Business Combinations.  The Company will allocate the purchase price to tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values.

The pro forma adjustments described below were developed based on management’s assumptions and estimates, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed of Global based on estimates of fair value.

The unaudited pro forma combined financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations.

The unaudited pro forma combined financial information does not reflect any integration activities or cost savings from operating efficiencies, synergies, asset dispositions, or other restructurings that could result from the acquisition. Furthermore, the results are not inclusive of acquisition costs directly attributable to the Global acquisition, as they are not expenses with a continuing impact and determined to be one-time expenses.

2.	ACQUISITION OF GLOBAL ITS, INC.

On October 26, 2015, the Company acquired the outstanding stock of Global, a business focused on the Energy Efficiency marketplace. The Company acquired Global as a means to diversify from its real estate development business into a related market of providing energy efficiency lighting and other energy saving technologies.  The acquisition date fair value of the consideration transferred for Global was approximately $5,988,000 comprising 120,000,000 shares of our common stock valued at $0.0499 per share, the closing price of the shares on the acquisition date.

The following table summarizes the preliminary fair values of assets acquired and liabilities assumed as of the date of acquisition:

Current assets	$100
Current liabilities	(7,222)
Intangible assets	5,595
Purchased Research and Development	5,989,527
Purchase price	$5,988,000

The excess of preliminary purchase consideration over the preliminary fair value of net tangible and identifiable intangible assets acquired will be recorded as purchased research and development. The fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed are based on management’s estimates and assumptions.

3.	PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(1)	To eliminate Global’s common stock, additional paid-in capital and retained deficit accounts

Common stock	$24,000
APIC	2,349
Deficit	(26,349)

(2)	To record the issuance of 120,000,000 shares of our common stock, $0.0001 par value, at a price per share equal to $0.0499, the closing price of the shares on the date of acquisition.

Purchased Research and Development	$5,988,000
Common stock	(12,000)
APIC	(5,976,000)